Michael W. Upchurch Executive Vice President Finance & CFO Kansas City Southern Bank of America Merrill Lynch 2015 Transportation Conference May 14 th , 2015 Exhibit 99.1

© 2015 Kansas City Southern

Safe Harbor Statement
This presentation contains “forward-looking statements” within the meaning of the securities laws concerning potential future events involving KCS and its subsidiaries, which could materially differ from the events that actually occur.  Words such as
“projects,” “estimates,” “forecasts,” “believes,” “intends,” “expects,” “anticipates,” and similar expressions are intended to identify many of these forward-looking statements.  Such forward-looking statements are based upon information currently available to management and management’s perception thereof as of the date hereof.  Differences that actually occur could be caused by a number of external factors over which management has little or no control, including: competition and consolidation within the transportation industry; the business environment in industries that produce and use items shipped by rail; loss of the rail concession of KCS’ subsidiary, Kansas City Southern de México, S.A. de C.V.; the termination of, or failure to renew, agreements with customers, other railroads and third parties; interest rates; access to capital; disruptions to KCS’
technology infrastructure, including its computer systems; natural events such as severe weather, hurricanes and floods;
market and regulatory responses to climate change; credit risk of customers and counterparties and their failure to meet their financial obligations; legislative and regulatory developments and disputes; rail accidents or other incidents or accidents on
KCS’ rail network or at KCS’ facilities or customer facilities involving the release of hazardous materials, including toxic inhalation hazards; fluctuation in prices or availability of key materials, in particular diesel fuel; dependency on certain key suppliers of core rail equipment; changes in securities and capital markets; availability of qualified personnel; labor difficulties, including strikes and work stoppages; insufficiency of insurance to cover lost revenue, profits or other damages; acts of terrorism or risk of terrorist activities; war or risk of war; domestic and international economic conditions; political and economic conditions in Mexico and the level of trade between the United States and Mexico; increased demand and traffic congestion;
the outcome of claims and litigation involving KCS or its subsidiaries; and other factors affecting the operation of the business.  More detailed information about factors that could affect future events may be found in filings by KCS with the
Securities and Exchange Commission, including KCS’ Annual Report on Form 10-K for the year ended December 31, 2014
(File No. 1-4717) and subsequent reports.  Forward-looking statements are not, and should not be relied upon as, a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at or by which any such performance or results will be achieved.  As a result, actual outcomes and results may differ materially from those expressed in forward-looking statements.  KCS is not obligated to update any forward-looking statements to reflect future events or developments. All reconciliations to GAAP can be found on the KCS website, kcsouthern.com/investors.

© 2015 Kansas City Southern 2015 OUTLOOK 3

© 2015 Kansas City Southern
Business Outlook

Withdrawing 2015 Revenue and Volume Guidance
• Primarily due to uncertainty around energy-related markets, F/X impact and U.S. fuel price, KCS is withdrawing its 2015 revenue and volume guidance at this time.
• The Company will continue to provide disclosure on capital expenditure plans.
• The Company will reevaluate providing revenue and volume guidance in early 2016.
Maintaining operating ratio goal of the low-60s by 2017

© 2015 Kansas City Southern

Q2 to Date Revenue and Carload Growth Well Behind Q1
Trends
* Q2 15 Revenue & Carload Growth as of  5/11/15
Impacts of
F/X
Impacts of
U.S. Fuel
Price
-4%
-
7%
-
3%
-4%
Revenue Carloads
KCS Revenue and Carload
Growth
-11%
Utility Coal revenue down 68% due to
impacts of low natural gas prices, and
customer maintenance activity
Frac Sand and Crude Oil negatively
impacted by lower energy prices and
spreads
Metals & Scrap down due to reduce demand
for drilling pipe, lower scrap prices, and
heavy foreign imports to North America
Service levels and tight equipment capacity
negatively impacting:
- Grain
- Automotive
- Intermodal
Unfavorable YoY impacts of F/X and U.S. fuel
prices impacting revenue by 7%.
Impacts of recent increase in U.S. fuel price
to be seen in June/July.

© 2015 Kansas City Southern
Second Quarter Energy Segment Decline
Accelerating
6
* Q2 Revenue & Carload Growth as of  5/11/15
US Rig Count by Basin
-50%
-38%
Revenue Carloads
KCS Energy Segment Revenue
and Carload Growth
4.00
6.00
8.00
10.00
12.00
14.00
16.00
-
10.00
20.00
30.00
40.00
50.00
60.00
70.00
80.00
90.00
100.00
110.00
Crude Price Trends
Maya - WCS Spread
-
0.50
1.00
1.50
2.00
2.50
3.00
3.50
4.00
4.50
5.00
5.50
6.00
6.50
Henry Hub Natural Gas Spot Price
WTI Sport Price

© 2015 Kansas City Southern

Unregulated Customer Utility Coal down 90% from "Peak"
levels
$-
$2
$4
$6
$8
$10
$-
$10
$20
$30
$40
$50
$60
$70
$80
Q1
08
Q2
08
Q3
08
Q4
08
Q1
09
Q2
09
Q3
09
Q4
09
Q1
10
Q2
10
Q3
10
Q4
10
Q1
11
Q2
11
Q3
11
Q4
11
Q1
12
Q2
12
Q3
12
Q4
12
Q1
13
Q2
13
Q3
13
Q4
13
Q1
14
Q2
14
Q3
14
Q4
14
Q1
15
KCS Utility Coal Revenue
Regulated Utility Coal Non-Regulated Utility Coal Avg. Henry Hub Natural Gas Spot Price

© 2015 Kansas City Southern

Service Issues are Impacting Growth
Current volume constraints
• Service negatively impacting automotive, intermodal and grain
• Core demand in these segments is strong
Service challenges caused by:
• Lack of crews in Mexico due to higher than expected attrition
• On-going maintenance and capacity enhancements by KCS and
interchange carriers in Texas on cross-border corridor and at/around
Laredo Bridge
Maintenance cycle to be completed in Q2
Multi-year capacity enhancement at Sanchez Yard continues
• Equipment constraints due to reduced velocity
Delivery of 300 grain and 400 automotive railcars during the year

© 2015 Kansas City Southern
Key US Economic Indicators Have Deteriorated Since
Late ‘14
9
99.2
99.4
99.6
99.8
100
100.2
100.4
100.6
Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15
OECD - US Leading Indicator
46
48
50
52
54
56
58
60
Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15
PMI
104.4
104.6
104.8
105
105.2
105.4
105.6
105.8
106
106.2
106.4
Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15
Industrial Production - US
0
10
20
30
40
50
60
70
Oct-14 Nov-14 Dec-14 Jan-15 Feb-15 Mar-15 Apr-15
PMI - New Orders

© 2015 Kansas City Southern
Challenging U.S. Rail Volume Environment in Q2

Source: AAR Carloads thru Week 18 / *excludes BNSF
-30.1%
1.1%
-11.2%
-55.3%
-18.9%
-25.1%
-20.2%
-60.0%
-50.0%
-40.0%
-30.0%
-20.0%
-10.0%
0.0%
10.0%
Carrier 1 Carrier 2 Carrier 3 KCS Carrier 5 Carrier 6 Class I Average*
Coal Carloads
-0.8%
-4.2%
-0.9%
-6.1%
-1.2%
-3.5%
-2.3%
-7.0%
-6.0%
-5.0%
-4.0%
-3.0%
-2.0%
-1.0%
0.0%
Carrier 1 Carrier 2 Carrier 3 KCS Carrier 5 Carrier 6 Class I Average*
Total Traffic: Class I Volume Growth
2.3%
-4.9%
1.3%
-1.7%
2.5%
0.8%
0.9%
-6.0%
-5.0%
-4.0%
-3.0%
-2.0%
-1.0%
0.0%
1.0%
2.0%
3.0%
Carrier 1 Carrier 2 Carrier 3 KCS Carrier 5 Carrier 6 Class I Average*
Total Traffic ex. Coal
7.3%
-3.4%
4.3%
2.8%
3.3%
5.4%
4.2%
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
Carrier 1 Carrier 2 Carrier 3 KCS Carrier 5 Carrier 6 Class I Average*
Intermodal Carloads

© 2015 Kansas City Southern LONG-TERM GROWTH OPPORTUNITIES 11

© 2015 Kansas City Southern
Near-Sourcing Opportunities Resulting in
Foreign Direct Investment (FDI) in Mexico
12
• 2014 Foreign Direct
Investment (FDI) reached
$22.5 Billion
• 81% of FDI was registered
in states where KCS has
access
• Labor cost advantages
• Lower transportation costs
to North American markets
Source: KCS Market Research based on Secretaría de Economía de México.
Data includes all economic sectors. (2014 FDI)

KCS New Business
Opportunities
Global Partners
Est. Completion – Q1
2017
Wylie Intermodal Facility
Sunoco Logistics
Open
Jefferson Rail Terminal
Open
Genesis Energy
Open
Hunt Refining
Open
Sasol Ethane Cracker
GM - Expansion
Ford - New Plant
VW - Expansion
Toyota - New Plant
Opens 2019
Audi - New Plant
Opens Q2 2016
Kia – New Plant
Opens Mid 2016
Mercedes/Infiniti-
New Plant
Opens 2017
BMW – New Plant
Opens 2019

© 2015 Kansas City Southern 14 APITAL TRUCTURE AND APITAL LLOCATION RIORITIES C C S A P

© 2015 Kansas City Southern

KCS is Announcing the Establishment of a Stock
Repurchase Program
$500 million program
Expires 6/30/17
To be executed opportunistically
Reflects management’s and Board of Director’s belief in the
strength of our franchise and our future growth prospects
To be funded with currently available liquidity and/or future financing
Balances the interests of our shareholders and debt holders
– Investment grade credit rating to be maintained
Ample capacity remains to fund growth opportunities

© 2015 Kansas City Southern

Balanced Approach to Investing in Business and
Returning Capital to Shareholders
• Committed to superior growth profile
• Original 2015 Capex – $700 to $720 million range
•
New 2015 Capex - $650 to $670 million range
Invest in
Business
• Continue lease conversions
•
$3 million net operating income benefit in Q1 2015
•
Percentage of owned equipment increased from 31% at 12/31/13 to
55% at 03/31/15
•
Q1 15 asset purchases of $54 million
•
Additional purchases identified to increase ownership to
+/-
65%
Optimize
Capital
Structure
• Board of Directors approved $500 million share repurchase program
• Q1 cash dividend declared on Jan. 29, 2015; paid Apr. 8, 2015
• Quarterly payout of $0.33 per share or $36.4 million
• Annualized payout of $1.32 per share or $145.6 million
Shareholder
Returns

© 2015 Kansas City Southern CONCLUSION 17

© 2015 Kansas City Southern

KSU Investment Highlights
Best-positioned growth story in the industry with unique
U.S.-Mexico cross-border network
Track record of strong financial and operating
performance
Well-diversified customer base and commodity mix
Excellent strategic positioning with multiple growth
drivers
Solid balance sheet with a commitment to maintaining
investment grade credit rating

© 2015 Kansas City Southern

Appendix
Cross-border is defined as traffic that moves on Kansas City Southern both north and south of the U.S. / Mexico border.  Traffic interchanged with a competing railroad at the border is not considered cross-border.